UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
________________

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 28, 2014

HOMEFED CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-10153	33-0304982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1903 Wright Place, Suite 220
Carlsbad, CA 92008
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (760) 918-8200

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

As previously disclosed, on February 28, 2014, HomeFed Corporation (“HomeFed”) entered into an agreement with Leucadia National Corporation (“Leucadia”) pursuant to which HomeFed agreed to purchase substantially all of Leucadia’s real estate properties and operations, its membership interests in Brooklyn Renaissance Holding Company LLC (“BRP Holding”) and Brooklyn Renaissance Hotel LLC (“BRP Hotel,” and collectively with BRP Holding, “Brooklyn Renaissance Plaza”), and cash in exchange for 7.5 million newly issued unregistered HomeFed common shares (the “Acquisition”).

On March 28, 2014, HomeFed completed the initial closing of the Acquisition, which consisted of all of the assets to be acquired except for a portion of Leucadia’s membership interest in BRP Holding, and cash of approximately $12,500,000 (excluding cash acquired as part of working capital), subject to certain post-closing adjustments.  At the initial closing, HomeFed issued to Leucadia 6,986,337 shares of its unregistered common stock.  Subject to receipt of a third party consent, HomeFed will acquire the balance of Leucadia’s membership interest in BRP Holding in exchange for 513,663 additional shares of HomeFed’s unregistered common stock.

This Form 8-K/A amends the previously filed Form 8-K by including the audited financial statements, unaudited pro forma financial information and exhibits required by Item 9.01.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

(1)
Audited combined balance sheets for the Leucadia Real Estate Group as of December 31, 2013 and 2012, and the related combined statements of operations, changes in net equity and cash flows for the years then ended, are filed herewith as Exhibit 99.1 and incorporated in this Item 9.01(a) by reference.

(2)
Audited consolidated balance sheets of Brooklyn Renaissance Hotel LLC as of December 31, 2013 and 2012, and the related consolidated statements of income, changes in members’ equity and cash flows for the years then ended, are filed herewith as Exhibit 99.2 and incorporated in this Item 9.01(a) by reference.

(3)
Audited consolidated and combined balance sheets of Brooklyn Renaissance Holding Company LLC and Affiliated Entities as of December 31, 2013 and 2012, and the related consolidated and combined statements of income and comprehensive income, changes in members’ deficiency and cash flows for the years then ended, are filed herewith as Exhibit 99.3 and incorporated in this Item 9.01(a) by reference.

(b)	Pro Forma Financial Information.

(1)
The unaudited pro forma condensed combined statements of operations and related notes thereto of HomeFed for the three months ended March 31, 2014 and for the year ended December 31, 2013, giving effect to the Acquisition, are filed herewith as Exhibit 99.4 and incorporated in this Item 9.01(b) by reference.

(c)	Exhibits.

Number                      Description

23.1
Consent of PricewaterhouseCoopers LLP with respect to the incorporation by reference of the combined financial statements of the Leucadia Real Estate Group into HomeFed’s Registration Statement on Form S-8 (No. 333-97079).

23.2
Consent of Friedman LLP with respect to the incorporation by reference of the consolidated financial statements of Brooklyn Renaissance Hotel LLC into HomeFed’s Registration Statement on Form S-8 (No. 333-97079).

23.3
Consent of Friedman LLP with respect to the incorporation by reference of the consolidated and combined financial statements of Brooklyn Renaissance Holding Company LLC and Affiliated Entities into HomeFed’s Registration Statement on Form S-8 (No. 333-97079).

99.1	Audited combined financial statements of the Leucadia Real Estate Group as of December 31, 2013 and 2012 and for the years then ended.

99.2	Audited consolidated financial statements of Brooklyn Renaissance Hotel LLC as of December 31, 2013 and 2012 and for the years then ended.

99.3	Audited consolidated and combined financial statements of Brooklyn Renaissance Holding Company LLC and Affiliated Entities as of December 31, 2013 and 2012 and for the years then ended.

99.4	Unaudited pro forma condensed combined statements of operations of HomeFed for the three months ended March 31, 2014 and for the year ended December 31, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HomeFed Corporation

Date: June 10, 2014	By:	/s/ Erin N. Ruhe
Name: Erin N. Ruhe
Title: Vice President, Treasurer and Controller
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Number                      Description

23.1
Consent of PricewaterhouseCoopers LLP with respect to the incorporation by reference of the combined financial statements of the Leucadia Real Estate Group into HomeFed’s Registration Statement on Form S-8 (No. 333-97079).

23.2
Consent of Friedman LLP with respect to the incorporation by reference of the consolidated financial statements of Brooklyn Renaissance Hotel LLC into HomeFed’s Registration Statement on Form S-8 (No. 333-97079).

23.3
Consent of Friedman LLP with respect to the incorporation by reference of the consolidated and combined financial statements of Brooklyn Renaissance Holding Company LLC and Affiliated Entities into HomeFed’s Registration Statement on Form S-8 (No. 333-97079).

99.1	Audited combined financial statements of the Leucadia Real Estate Group as of December 31, 2013 and 2012 and for the years then ended.

99.2	Audited consolidated financial statements of Brooklyn Renaissance Hotel LLC as of December 31, 2013 and 2012 and for the years then ended.

99.3	Audited consolidated and combined financial statements of Brooklyn Renaissance Holding Company LLC and Affiliated Entities as of December 31, 2013 and 2012 and for the years then ended.

99.4	Unaudited pro forma condensed combined statements of operations of HomeFed for the three months ended March 31, 2014 and for the year ended December 31, 2013.